UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2015
Quad/Graphics, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	001-34806	39-1152983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N61 W23044 Harry's Way, Sussex, Wisconsin 53089-3995
(Address of principal executive offices, including zip code)

(414) 566-6000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR §230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR §240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR §240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR §240.13e-4(c))

Item 8.01.    Other Events.

Updated Quad/Graphics, Inc. Financial Statements

On April 28, 2014, Quad/Graphics, Inc. (the “Company”) completed a bond offering of $300.0 million aggregate principal amount of its unsecured 7.0% senior notes due May 1, 2022 (the "Senior Unsecured Notes"). Each of the Company's existing and future domestic subsidiaries that is a borrower or guarantees indebtedness under the Company's $1.6 billion senior secured credit facility or that guarantees certain of the Company's other indebtedness or indebtedness of the Company's restricted subsidiaries (other than intercompany indebtedness) fully and unconditionally guarantee or, in the case of future subsidiaries, will guarantee, on a joint and several basis, the Senior Unsecured Notes (the "Guarantor Subsidiaries"). All of the current Guarantor Subsidiaries are 100% owned by the Company.

In connection with the Registration Statement on Form S-4 to be filed on or about January 6, 2015, the Company is filing this Current Report on Form 8-K for the purpose of including certain guarantor financial information required by Rule 3-10(f) of Regulation S-X. To provide this information, the Company has updated (a) the audited consolidated financial statements in Item 8, "Financial Statements and Supplementary Data," included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the Securities and Exchange Commission (the "SEC") on February 27, 2014, to include Note 27, "Separate Financial Information of Subsidiary Guarantors of Indebtedness," (the "Updated 2013 Financial Statements") and (b) the unaudited condensed consolidated financial statements in Item 1 of Part I, "Financial Information," included in the Company's unaudited Quarterly Report on Form 10-Q for the quarter ended September 30, 2014, filed with the SEC on November 7, 2014, to include Note 20, “Separate Financial Information of Subsidiary Guarantors of Indebtedness,” (the "Updated 2014 Quarterly Financial Statements"). This updated information summarizes financial information for: (i) the Company; (ii) the Guarantor Subsidiaries on a combined basis; and (iii) the Company’s non-guarantor subsidiaries on a combined basis.

The Updated 2013 Financial Statements and Updated 2014 Quarterly Financial Statements are filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and have been updated, in compliance with generally accepted accounting principles, to include the guarantor financial information required by Rule 3-10(f) of Regulation S-X described above and conforming edits to the description of the Senior Unsecured Notes. Information included in the Updated 2013 Financial Statements and Updated 2014 Quarterly Financial Statements not affected by this Current Report on Form 8-K remains unchanged and reflects the disclosures made at the time of filing. Accordingly, this Current Report on Form 8-K should only be read in conjunction with the other information that the Company has filed with the SEC since the Company originally filed its 2013 Annual Report on Form 10-K on February 27, 2014 and its unaudited Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 on November 7, 2014.

Item 9.01.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being furnished herewith:

(23)	Consent of Deloitte & Touche LLP.

(99.1)
Updated audited consolidated financial statements of Quad/Graphics, Inc. as of December 31, 2013 and 2012, and for the three years ended December 31, 2013, including the notes thereto and the report of the independent registered public accounting firm thereon.

(99.2)
Updated unaudited condensed consolidated financial statements of Quad/Graphics, Inc. as of September 30, 2014 and December 31, 2013, and for the three and nine months ended September 30, 2014 and 2013, including the notes thereto.

(101)	Financial statements and notes thereto included in the Updated 2013 Financial Statements and Updated 2014 Quarterly Financial Statements formatted in eXtensible Business Reporting Language (XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 8, 2015

QUAD/GRAPHICS, INC.

		By:	/s/ Jennifer J. Kent
Jennifer J. Kent
Vice President, General Counsel & Secretary

QUAD/GRAPHICS, INC.

Exhibit Index to Current Report on Form 8-K
Dated January 6, 2015

Exhibit
Number

(23)	Consent of Deloitte & Touche LLP.

(99.1)
Updated audited consolidated financial statements of Quad/Graphics, Inc. as of December 31, 2013 and 2012, and for the three years ended December 31, 2013, including the notes thereto and the report of the independent registered public accounting firm thereon.

(99.2)
Updated unaudited condensed consolidated financial statements of Quad/Graphics, Inc. as of September 30, 2014 and December 31, 2013, and for the three and nine months ended September 30, 2014 and 2013, including the notes thereto.

(101)	Financial statements and notes thereto included in the Updated 2013 Financial Statements and Updated 2014 Quarterly Financial Statements formatted in eXtensible Business Reporting Language (XBRL).

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